UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2005

                        Patient Safety Technologies, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                811-05103                   13-3419202
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

              100 Wilshire Blvd., Ste. 1500, Santa Monica, CA 90401
               (Address of principal executive offices) (zip code)

                                 (310) 752-1416
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

      On April 7, 2005, Patient Safety Technologies, Inc. (the "Company") issued a $1,000,000 principal amount promissory note (the "Note") to Bodnar Capital Management, LLC, in consideration for a loan from Bodnar Capital Management, LLC to the Company in the amount of $1,000,000. Steven J. Bodnar is a managing member of Bodnar Capital Management, LLC. Mr. Bodnar, through Bodnar Capital Management, LLC, is a principal stockholder of the Company. The principal amount of the Note and interest at the rate of 6% per annum is payable on May 31, 2006, the maturity date of the Note. The obligations under the Note are secured by all real property owned by the Company.

      In the event of default under the Note, the entire unpaid principal balance and interest will become immediately due and payable. The following will constitute and event of default: (1) the filing by the Company for relief under any bankruptcy law; (2) the filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against the Company or any of the Company's property which is not released, satisfied of record or bonded within 20 days thereafter; or (3) if the Company creates, incurs, assumes or suffers to exist any liability for borrowed money, except borrowings in existence or committed on April 7, 2005 and indebtedness to trade creditors or financial institutions in the ordinary course of business.

      Management believes the terms of the Note are at least as favorable as could be obtained from an unrelated third party.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits

Exhibit
Number                         Description
-----------------------------------------------------------------------
10.1 $1,000,000 principal amount Promissory Note dated April 7, 2005 issued to Bodnar Capital Management, LLC
10.2 Security Agreement dated April 7, 2005 in favor of Bodnar Capital Management, LLC


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Patient Safety Technologies, Inc.


Dated: April 13, 2005                    By:  /s/ Milton Ault
                                             ----------------------------
                                         Name:    Milton "Todd" Ault, III
                                         Title:   Chief Executive Officer



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